UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-5047

					Tax-Free Fund of Colorado
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	12/31

				Date of reporting period:	12/31/06

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.


ANNUAL
REPORT

DECEMBER 31, 2006

                      [LOGO OF TAX-FREE FUND OF COLORADO:
          A SQUARE WITH SILHOUETTES OF TWO MOUNTAINS AND A RISING SUN]

                                  TAX-FREE FUND
                                       OF
                                    COLORADO

                          A TAX-FREE INCOME INVESTMENT

[LOGO OF THE AQUILA
GROUP OF FUNDS:                    ONE OF THE
AN EAGLE'S HEAD]           AQUILA(SM) GROUP OF FUNDS

[LOGO OF TAX-FREE FUND OF COLORADO:
A SQUARE WITH SILHOUETTES OF TWO
MOUNTAINS AND A RISING SUN]

                SERVING COLORADO INVESTORS FOR ALMOST TWO DECADES

                            TAX-FREE FUND OF COLORADO

                          "TAX-FREE IN BLACK AND WHITE"

                                                                  February, 2007

Dear Fellow Shareholder:

      We have all seen and heard the words "tax-free" over and over in various contexts. In fact, the name of the Fund contains the words "tax-free." But, what does that really mean to you in black and white?

      As you know, you have to pay federal, state, and/or local taxes on the dividends distributed to you by a taxable mutual fund. Thus, a bond fund which invests in tax-free municipal bonds, such as Tax-Free Fund of Colorado, may actually generate more net dividend income than a taxable bond fund with a higher stated yield.

      How is this possible? Let's use a simple example.

      Suppose you invest $10,000 in a hypothetical TAX-FREE municipal bond fund with a yield of 4%, paying dividends that are EXEMPT FROM FEDERAL INCOME TAXES, and you also invest $10,000 in a hypothetical TAXABLE bond fund with a yield of 5.5%, paying dividends that are TAXABLE AT THE FEDERAL LEVEL. The example below shows the outcome for an investor in the 33% federal income tax bracket. As you can see, your investment in the tax-free bond municipal fund would have ended up with more after-tax income even though the fund's yield was lower.

                                  [BAR CHART]

                                        Federal Income     Interest Income
                                           Taxes            After Taxes

Tax-Free Municipal Bond                                         $400
Fund Yielding 4%                                          (Assumes no taxes)

Taxable Bond Fund Yielding 5.5%           $181.50             $368.50
                                       Tax Rate 33%

      To help you compare taxable bond funds versus tax-free municipal bond funds, a taxable-equivalent yield is often used. The taxable-equivalent yield provides you with the rate that a taxable bond fund would have to yield to give you the same after-tax yield as a tax-free municipal bond fund. (You should be aware that the calculation does not take into account the impact of state income taxes, or any alternative minimum taxes, to which some investors may be subject.)

                        NOT A PART OF THE ANNUAL REPORT

      In its simplest terms,

--------------------------------------------------------------------------------
Yield of tax-free municipal bond fund
--------------------------------------      =      Your taxable-equivalent yield
1.00 - your federal income tax rate
--------------------------------------------------------------------------------

      Using the above tax-free example of a 4% yield and a federal tax bracket of 33%, the calculation would be as follows:

--------------------------------------------------------------------------------
    4
------------                                =      5.97%
1.00 - 0.33
--------------------------------------------------------------------------------

      In other words, a tax-free investment of 4.00% and a taxable investment of 5.97% would provide the same yield after taxes.

      EFFECT OF FEDERAL INCOME TAXES ON YIELDS OF TAX-EXEMPT AND TAXABLE INSTRUMENTS

                                      4.00% TAX-FREE BOND     5.97% TAXABLE BOND

Cash investment                            $   10,000              $   10,000
Interest                                   $      400              $      597
33% Federal income tax                     $        0              $   197.01
Net return                                 $      400              $   399.99
Yield on investment after federal taxes           4.0%                    4.0%

      You should be aware that dividends paid by tax-free municipal bond funds, such as Tax-Free Fund of Colorado, are often also exempt from state and/or local taxes. FACTORING IN THE EXEMPTION AT THE STATE AND/OR LOCAL LEVEL WOULD HAVE THE EFFECT OF INCREASING THE TAXABLE EQUIVALENT YIELD EVEN FURTHER.

      So, the next time that you see the phrase "tax-free," remember that in black and white, it oftentimes means more money into your pocket.

                                   Sincerely,


/s/ Diana P. Herrmann                              /s/ Lacy B. Herrmann

Diana P. Herrmann                                  Lacy B. Herrmann
President                                          Founder and Chairman Emeritus

For certain investors, some dividends of your Fund may be subject to Federal and State taxes. These hypothetical examples are not intended to predict or project investment performance. Your own results will vary. State and local taxes, fees and expenses, if any, are not taken into account.

                        NOT A PART OF THE ANNUAL REPORT

[LOGO OF TAX-FREE FUND OF COLORADO:
A SQUARE WITH SILHOUETTES OF TWO
MOUNTAINS AND A RISING SUN]

                SERVING COLORADO INVESTORS FOR ALMOST TWO DECADES

                            TAX-FREE FUND OF COLORADO

                                  ANNUAL REPORT

                              MANAGEMENT DISCUSSION

2006 REVIEW

      The Federal Reserve Board (the "Fed") appeared to reach their goal of equilibrium during 2006. In the first six months of the year, the Fed continued to raise the benchmark Federal Funds rate by an additional 1.0% to 5.25%. This tight money policy that the Fed pursued for the past few years was designed to maintain a low inflationary environment. As 2006 progressed, it became clear that the residential housing market was experiencing a retrenchment, energy prices had leveled off and actually began to decline and the underlying inflation rate was in the moderate 2.5% range. These economic factors allowed the Fed to break its string of 17 consecutive increases in short-term rates.

      The balancing factor to slower economic growth and tame inflation numbers was the strength in the labor markets. U.S. employers added about 153,000 workers per month during 2006. The unemployment rate has dropped to 4.5% from around 5.0% a year ago. While a strong job market can be considered inflationary, increased worker productivity appears to have kept wage inflation in check.

      The standoff between moderate economic activity and strong labor markets has allowed the Federal Reserve to hold short-term rates steady for the last 6 months of the year. Interest rates on U.S. Treasury securities rose slightly during 2006. The 2-year rate rose from 4.37% to 4.80% while 10 and 20 year yields only increased by about 0.30% to 4.72% and 4.91%, respectively. The yield curve is now inverted which means that short-term rates are higher than long-term rates. Historically this condition has prefaced a slowdown in economic activity. If short-term rates continue to rise more than long-term rates, a recession becomes more likely.

      The Colorado economy also continues its recovery. The Office of State Planning and Budgeting reports that unemployment has dropped to 4.5% from 5.0% last year. They predict that personal income growth will average 7.0% in 2006 and 6.2% in 2007. Retail sales are forecast to increase 5.6% and consumer prices rose about 3.5% during 2006. The major weakness in the Colorado economy was residential real estate. Colorado experienced one of the highest foreclosure rates in the nation. Public trustees in the six county Denver metro area reported more than 19,000 foreclosures initiated in 2006, a record amount. A few of the many causes for this lackluster performance are over-building, loose lending practices and over-stretched consumers. The weakness in housing values was concentrated in Weld, Adams, Larimer, El Paso and Pueblo counties. The strongest real estate markets in Colorado were in the mountain resort counties of Pitkin, Eagle and Garfield where appreciation rates were in the double digits. We are monitoring real estate values very closely around the state as that is an important factor in determining the creditworthiness of many municipal entities.

      New issuance in the Colorado municipal bond market was robust in 2006. Total new bond sales were up 21% to $8.6 billion for the year. In November, voters approved approximately $1 billion in school bonds to be issued throughout the state. The Regional Transportation District issued $600 million for the Fastracks project, an expansion of light rail in the metro area, in October. This project has approval for $3.5 billion in total debt over the next several years. Special District financings, which are smaller local issuers with specific purposes, totaled $890 million for the year.

      The investment strategy for Tax-Free Fund of Colorado continues to emphasize risk reduction. In our 2006 strategy outlook, we suggested that we might reduce our holdings in shorter maturities and add to bonds in the 13 to 15 year range in the event that short-term interest rates began to decline. The market did not cooperate with this outlook. Interest rates on 1 to 5 year municipals rose 0.15% to 0.40% while rates on 10 to 20 year bonds actually declined by 0.10% to 0.20%. This market behavior shows that investors were willing to take more interest rate risk by investing in longer maturity bonds and were willing to accept lower returns to do so! We do not believe that it is prudent to buy longer bonds until we are earning yields that are higher than the shorter bonds we own. We were also prepared to purchase bonds with lower investment grade ratings if those yields improved relative to AAA rated bonds. The relationship between AAA and A rated bonds remained largely unchanged during the year. An investor could improve yield by about 0.30% by dropping down to A rated bonds. Again, we do not believe this strategy would have provided enough increased return for the additional risk added to the portfolio.

      The average maturity on December 31, 2006 was 7.0 years, and 95.1% of the portfolio was invested in AAA and AA rated securities. The total return for Class A investors based on the net asset value was 3.11% in 2006. The double tax-exempt dividend yield for Class A shares averaged approximately 3.87% for the year.

2007 STRATEGY

      As we approach our 20th anniversary in May 2007, we think it is important to review our mission. Tax-Free Fund of Colorado was formed in 1987 after a period of extremely volatile interest rates. Bond investors had experienced double digit negative returns for the first time and were not too happy about it. We decided at the outset of the Fund that we wanted to provide an investment product that would seek to mitigate the impact of dramatic changes in interest rates while providing steady double tax-exempt income. The two investment tenets at the core of this philosophy are intermediate maturity bonds and investment-grade credit quality. Historically, intermediate maturity bonds do not experience as much price fluctuation as longer bonds with a given change in interest rates. Investment-grade bonds have also retained their value better in hostile market conditions such as recessions and periods of rising interest rates. In the past few years we have experienced the unusual circumstance of rising short-term rates and declining long-term rates. We have also seen the yields on non-rated and lower rated investment grade bonds drop more than yields of the highest
quality  bonds.   These  temporary  market   conditions  have  not  favored  the
conservative investment strategy of the Fund. It has been very tempting to increase the yield of the Fund by adding more interest rate risk from longer bonds and more credit risk from lower rated bonds. We have chosen, however, not to add the additional risk to our portfolio because we believe that these risks are not priced appropriately. We also believe that it is important to remain true to our original mission of safety and stability. We may sacrifice some yield in the short term in order to protect the value of our shares in more difficult market conditions. Our prospectus allows us the latitude to make portfolio changes to improve yield and we will intend to do so as opportunities present themselves. At the present time, we plan to focus new purchases in the 14 to 17 year maturity range as that is where the market offers the best value. We will monitor the differences between high-grade and lower rated credit sectors and seek to emphasize those securities with the best risk adjusted returns. We believe that our current portfolio of shorter maturity, high coupon, high quality bonds is very liquid and should, therefore, allow us to make changes as the market allows. Our goal is to provide a safe, stable tax-free income stream with low share price volatility.

      Thank you for your investment in Tax-Free Fund of Colorado.

PERFORMANCE REPORT

      The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Fund of Colorado for the 10-year period ended December 31, 2006 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index ("Lehman Index") and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

            [Graphic of a line chart with the following information:]

                                                                                            Lehman Brothers
                            Cost of        Fund Class A Shares    Fund Class A Shares    Quality Intermediate
                         Living Index        no sales charge       with sales charge     Municipal Bond Index
12/96                       $10,000              $10,000                $ 9,600                $10,000
12/97                        10,170               10,800                 10,298                 10,732
12/98                        10,334               11,348                 10,799                 11,376
12/99                        10,612               11,177                 10,698                 11,409
12/00                        10,971               12,110                 11,587                 12,393
12/01                        11,141               12,599                 12,114                 13,077
12/02                        11,406               13,576                 13,175                 14,284
12/03                        11,620               14,255                 13,821                 14,947
12/04                        11,999               14,900                 14,193                 15,398
12/05                        12,409               15,208                 14,377                 15,654
12/06                        12,724               15,879                 14,867                 16,246

                                      AVERAGE ANNUAL TOTAL RETURN
                                 FOR PERIODS ENDED DECEMBER 31, 2006
                               ---------------------------------------
                                                               SINCE
CLASS AND INCEPTION DATE       1 YEAR    5 YEARS  10 YEARS   INCEPTION
---------------------------    ------    -------  --------   ---------
Class A (5/21/87)
  With Sales Charge .......    (0.98)%    3.29%     4.05%      5.58%
  Without Sales Charge ....    3.11%      4.14%     4.47%      5.80%

Class C (4/30/96)
  With CDSC ...............    1.12%      3.16%     3.46%      3.60%
  Without CDSC ............    2.14%      3.16%     3.46%      3.60%

Class Y (4/30/96)
  No Sales Charge .........    3.26%      4.23%     4.56%      4.83%

COMPARATIVE INDEX
---------------------------
Lehman Index...............    3.78%      4.44%     4.97%      5.98% (Class A)
                                                               5.07% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC) imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class's income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tax-Free Fund of Colorado:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax-Free Fund of Colorado as of December 31, 2006 and the related statement of operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended December 31, 2004 have been audited by other auditors, whose report dated February 18, 2005 expressed an unqualified opinion on such financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund of Colorado as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                   TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2007

--------------------------------------------------------------------------------

                            TAX-FREE FUND OF COLORADO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                                             RATING
   PRINCIPAL                                                                MOODY'S/
    AMOUNT        GENERAL OBLIGATION BONDS (34.7%)                             S&P             VALUE
--------------    -------------------------------------------------------   --------       -------------
                  CITY & COUNTY (1.0%)
                  Denver, Colorado City & County Art Museum
  $  2,000,000    5.000%, 08/01/15 ......................................    Aa1/AA+       $   2,127,760
                                                                                           -------------
                  Total City & County ...................................                      2,127,760
                                                                                           -------------
                  METROPOLITAN DISTRICT (4.8%)
                  Arapahoe, Colorado Park & Recreation District
     1,070,000    5.000%, 12/01/17 FGIC Insured .........................    Aaa/NR            1,136,757
                  Castle Pines, Colorado Metropolitan District
     1,060,000    5.500%, 12/01/07 FSA Insured ..........................    Aaa/AAA           1,077,988
                  Foothills, Colorado Park & Recreational District
     1,310,000    5.000%, 12/01/12 FSA Insured ..........................    Aaa/NR            1,386,963
     1,325,000    5.000%, 12/01/13 FSA Insured ..........................    Aaa/NR            1,401,625
                  Highlands Ranch, Colorado Metropolitan District
                      #1, Refunding
     1,000,000    5.750%, 09/01/08 AMBAC Insured ........................    Aaa/AAA           1,032,620
     1,730,000    5.750%, 09/01/09 AMBAC Insured ........................    Aaa/AAA           1,818,022
                  North Metro Fire Rescue District Colorado
     1,200,000    4.625%, 12/01/20 AMBAC Insured ........................    Aaa/AAA           1,268,868
                  South Suburban, Colorado Park & Recreational District
     1,365,000    5.125%, 12/15/09 FGIC Insured .........................    Aaa/AAA           1,403,261
                                                                                           -------------
                  Total Metropolitan District ...........................                     10,526,104
                                                                                           -------------
                  SCHOOL DISTRICTS (28.9%)
                  Adams County, Colorado School District #12
                      (Adams 12 Five Star Schools)
     1,255,000    5.625%, 12/15/08 FGIC Insured Pre-Refunded ............    Aaa/AAA           1,291,157
     1,170,000    5.000%, 12/15/12 MBIA Insured .........................    Aaa/AAA           1,239,252
       830,000    5.000%, 12/15/12 MBIA Insured Pre-Refunded ............    Aaa/AAA             881,053
                  Adams County, Colorado School District #14
     1,275,000    5.750%, 12/01/08 FSA Insured Pre-Refunded .............    Aaa/AAA           1,312,153
                  Adams County 12 Five Star Schools,
                      Colorado Refunding
     2,000,000    4.500%, 12/15/20 MBIA Insured .........................    Aaa/AAA           2,078,040
                  Adams & Weld Counties, Colorado School District
                      #027J (Brighton) Refunding
     1,600,000    4.375%, 12/01/19 FSA Insured ..........................    Aaa/AAA           1,643,360
                  Adams & Weld Counties, Colorado School District
                      #027J (Brighton) Series C
     1,340,000    4.250%, 12/01/20 MBIA Insured .........................    Aaa/AAA           1,359,470

                                                                             RATING
   PRINCIPAL                                                                MOODY'S/
    AMOUNT       GENERAL OBLIGATION BONDS (CONTINUED)                          S&P              VALUE
--------------   --------------------------------------------------------   --------       -------------
                 SCHOOL DISTRICTS (CONTINUED)
                 Arapahoe County, Colorado Cherry Creek School
                    District #5
  $  1,000,000   5.500%, 12/15/08 .......................................    Aa2/AA        $   1,035,590
     2,760,000   5.500%, 12/15/11 Pre-Refunded ..........................    Aa2/AA            2,900,594
     2,750,000   5.500%, 12/15/12 Pre-Refunded ..........................    Aa2/AA            2,890,085
                 Boulder Valley, Colorado School District
     1,215,000   5.500%, 12/01/08 FGIC Insured ..........................    Aaa/AAA           1,247,611
                 Clear Creek, Colorado School District
     1,000,000   5.000%, 12/01/16 FSA Insured ...........................    Aaa/AAA           1,065,120
                 Colorado Educational & Cultural Facilities Authority
                    (Pueblo Serra Worship Holdings) (Wells Fargo)
     2,940,000   3.940%, 03/01/37 VRDN ..................................    NR/NR1            2,940,000
                 Denver, Colorado City & County School District #1
                    Refunding Series A
     1,000,000   5.600%, 06/01/08 .......................................    Aa3/AA-           1,027,190
                 Douglas & Elbert Counties, Colorado School District
                    # Re-1, Series 1992
     2,000,000   5.250%, 12/15/11 FGIC Insured Pre-Refunded .............    Aaa/AAA           2,090,880
                 El Paso County, Colorado School District #11
                    Colorado Springs
     1,330,000   6.250%, 12/01/08 .......................................    Aa3/AA-           1,390,382
                 El Paso County, Colorado School District #20
     1,000,000   6.150%, 12/15/08 MBIA Insured ..........................    Aaa/AAA           1,047,520
     1,500,000   5.000%, 12/15/14 FGIC Insured ..........................    Aaa/NR            1,604,040
                 El Paso County, Colorado School District #38
     1,110,000   5.700%, 12/01/12 Pre-Refunded ..........................    Aa3/NR            1,191,308
                 El Paso County, Colorado School District #49
     1,500,000   5.500%, 12/01/13 FSA Insured Pre-Refunded ..............    Aaa/AAA           1,645,140
     1,000,000   5.250%, 12/01/14 FGIC Insured Pre-Refunded .............    Aaa/AAA           1,072,200
                 Garfield County, Colorado School District
     1,250,000   5.000%, 12/01/17 FSA Insured ...........................    Aaa/NR            1,327,988
                 Grand County, Colorado School District #002
                    (East Grand) Refunding & Improvement Series B
     1,040,000   4.250%, 12/01/18 FSA Insured ...........................    Aaa/AAA           1,060,987
                 Jefferson County, Colorado School District #R-1
     3,000,000   5.500%, 12/15/09 FGIC Insured Pre-Refunded .............    Aaa/AAA           3,135,930
     2,340,000   5.250%, 12/15/11 FGIC Insured Pre-Refunded .............    Aaa/AAA           2,435,121
     1,000,000   5.500%, 12/15/13 FGIC Insured Pre-Refunded .............    Aaa/AAA           1,045,310

                                                                             RATING
   PRINCIPAL                                                                MOODY'S/
    AMOUNT       GENERAL OBLIGATION BONDS (CONTINUED)                          S&P             VALUE
--------------   --------------------------------------------------------   --------       -------------
                 SCHOOL DISTRICTS (CONTINUED)
                 SCHOOL DISTRICTS (CONTINUED)
                 La Plata County, Colorado School District #9
  $  1,500,000   5.000%, 11/01/18 MBIA Insured Pre-Refunded .............    Aaa/NR        $   1,606,140
                 Larimer County, Colorado School District #R1
                    Poudre Refunding Series A
     2,100,000   5.250%, 12/15/11 .......................................    Aa3/AA-           2,159,766
                 Mesa County, Colorado School District #51
     1,500,000   4.350%, 12/01/19 MBIA Insured ..........................    Aaa/NR            1,536,270
                 Pueblo County, Colorado School District #70
     1,040,000   5.500%, 12/01/09 AMBAC Insured .........................    Aaa/AAA           1,057,836
     1,000,000   5.000%, 12/01/15 FGIC Insured ..........................    Aaa/AAA           1,059,210
     3,440,000   5.000%, 12/01/16 FGIC Insured ..........................    Aaa/AAA           3,637,353
                 Teller County, Colorado School District #2
                    Woodland Park
     1,265,000   5.000%, 12/01/17 MBIA Insured ..........................    Aaa/AAA           1,366,908
                 Weld & Adams Counties, Colorado School District #3J
     1,000,000   5.500%, 12/15/10 AMBAC Insured Pre-Refunded ............    Aaa/AAA           1,052,370
                 Weld County, Colorado School District #2
     1,315,000   5.000%, 12/01/15 FSA Insured ...........................    Aaa/AAA           1,403,500
                 Weld County, Colorado School District #3J
     1,440,000   4.350%, 12/15/19 FSA Insured ...........................    Aaa/NR            1,474,978
                 Weld County, Colorado School District #6
     1,195,000   5.000%, 12/01/15 FSA Insured Pre-Refunded ..............    Aaa/AAA           1,267,967
                 Weld County, Colorado School District #8
     1,115,000   5.000%, 12/01/15 FSA Insured ...........................    Aaa/AAA           1,190,039
     1,385,000   5.250%, 12/01/17 FSA Insured ...........................    Aaa/AAA           1,495,661
                                                                                           -------------
                 Total School Districts .................................                     62,265,479
                                                                                           -------------
                 Total General Obligation Bonds .........................                     74,919,343
                                                                                           -------------
                 REVENUE BONDS (65.4%)

                 ELECTRIC (3.2%)
                 Colorado Springs, Colorado Utilities Revenue
     1,660,000   5.000%, 11/15/17 .......................................    Aa2/AA            1,764,646
                 Colorado Springs, Colorado Utilities Revenue
                    Subordinated Lien Improvement Series A
     1,000,000   5.000%, 11/15/17 .......................................    Aa2/AA            1,072,480
                 Platte River Power Authority, Colorado Electric
                    Revenue Subordinated Lien Series S-1 Refunding
                    (Morgan Guaranty)
     3,985,000   3.890%, 06/01/18 VRDN ..................................   VMIG1/A1+          3,985,000
                                                                                           -------------
                 Total Electric .........................................                      6,822,126
                                                                                           -------------

                                                                            RATING
  PRINCIPAL                                                                MOODY'S/
    AMOUNT       REVENUE BONDS (CONTINUED)                                    S&P             VALUE
--------------   -------------------------------------------------------   --------       -------------
                 HIGHER EDUCATION (11.1%)
                 Boulder, Colorado Development Revenue UCAR
  $  1,760,000   5.000%, 09/01/16 MBIA Insured ..........................    Aaa/AAA       $   1,870,211
     1,130,000   5.000%, 09/01/17 AMBAC Insured .........................    Aaa/AAA           1,208,365
                 Colorado Educational & Cultural Facility Authority
                    Johnson & Wales
       860,000   5.000%, 04/01/18 XLCA Insured ..........................    Aaa/AAA             909,467
                 Colorado Educational & Cultural Facility Authority
                    University of Colorado Foundation Project
     2,110,000   5.000%, 07/01/17 AMBAC Insured .........................    Aaa/AAA           2,233,351
     1,865,000   5.375%, 07/01/18 AMBAC Insured .........................    Aaa/AAA           2,017,035
                 Colorado Educational & Cultural Facility Authority
                    Refunding University of Denver Project Series B
     1,050,000   4.500%, 03/01/19 FGIC Insured ..........................    Aaa/AAA           1,090,698
                 Colorado Mountain Jr. College District Student
                    Housing Facilities Enterprise Revenue
     1,000,000   4.500%, 06/01/18  MBIA Insured .........................    Aaa/AAA           1,035,000
                 Colorado Post Secondary Educational Facility
     1,170,000   5.500%, 03/01/08 MBIA Insured ..........................    Aaa/AAA           1,194,933
                 Colorado State University System
     1,530,000   5.000%, 03/01/17  AMBAC Insured ........................    Aaa/NR            1,629,022
                 University of Colorado Enterprise System
     1,000,000   5.000%, 06/01/11 .......................................    Aa3/AA-           1,053,650
     2,325,000   5.000%, 06/01/15 AMBAC Insured .........................    Aaa/AAA           2,475,358
     1,735,000   5.000%, 06/01/16 .......................................    Aa3/AA-           1,850,343
     1,000,000   5.250%, 06/01/17 FGIC Insured ..........................    Aaa/AAA           1,088,870
     1,000,000   4.375%, 06/01/19 FGIC Insured ..........................    Aaa/AAA           1,024,450
                 University of Northern Colorado Auxiliary Facilities
     1,745,000   5.750%, 06/01/08 MBIA Insured ETM ......................    Aaa/AAA           1,775,189
     1,390,000   5.000%, 06/01/15 AMBAC Insured .........................    Aaa/AAA           1,464,574
                                                                                           -------------
                 Total Higher Education .................................                     23,920,516
                                                                                           -------------
                 HOSPITAL (4.6%)
                 Colorado Health Facility Authority Hospital
                    Revenue, Catholic Health Initiatives-A
     1,000,000   5.375%, 12/01/09 Pre-Refunded ..........................    Aa2/AA            1,034,060

                                                                            RATING
  PRINCIPAL                                                                MOODY'S/
    AMOUNT       REVENUE BONDS (CONTINUED)                                    S&P             VALUE
--------------   -------------------------------------------------------   --------       -------------
                 HOSPITAL (CONTINUED)
                 Colorado Health Facility Authority Revenue,
                    Evangelical Lutheran Project
  $  1,000,000   5.250%, 06/01/21 .......................................     A3/A-        $   1,071,240
                 Colorado Health Facility Authority Revenue,
                    Catholic Health Initiatives-A
     1,500,000   5.000%, 09/01/21 .......................................    Aa2/AA            1,604,220
                 Colorado Health Facility Authority Hospital
                    Revenue, Sisters of Charity - Health Care
     1,000,000   6.250%, 05/15/09 AMBAC Insured ETM .....................    Aaa/AAA           1,056,690
                 Colorado Health Facility Authority Hospital
                    Revenue, Sisters of Charity - Leavenworth
     1,000,000   5.500%, 12/01/08 MBIA Insured ..........................    Aaa/AAA           1,033,210
     1,500,000   5.250%, 12/01/10 MBIA Insured ..........................    Aaa/AAA           1,545,810
                 Park Hospital District Larimer County, Colorado
                    Limited Tax Revenue
     1,010,000   4.500%, 01/01/21 Assured Guaranty Insured ..............    Aa1/AAA           1,040,896
                 University Colorado Hospital Authority
                    Hospital Revenue
     1,475,000   5.500%, 11/15/07 AMBAC Insured .........................    Aaa/NR            1,498,054
                                                                                           -------------
                 Total Hospital .........................................                      9,884,180
                                                                                           -------------
                 HOUSING (1.3%)
                 Colorado Housing Finance Authority
       505,000   6.050%, 10/01/16 Series 1999A3 .........................    Aa2/AA+             518,595
        15,000   6.125%, 11/01/23 Series 1998D3 .........................    Aa2/NR               15,477
                 Colorado Housing & Finance Authority Multi-
                    Family/Project Bonds
     1,575,000   4.250%, 10/01/17 Class II 2004 Series A-3 ..............    Aa2/AA            1,611,760
                 Colorado Housing & Finance Authority Refunding-
                    Single Family Program
       240,000   5.000%, 08/01/13 Series 2001 Series B ..................     A1/A+              242,746
                 Colorado Housing Finance Authority, Single
                    Family Mortgage
        35,000   5.625%, 06/01/10 Series 1995D ..........................    Aa2/NR               35,150
        25,000   5.750%, 11/01/10 Series 1996A ..........................    Aa2/A+               25,094
                 Colorado Housing Finance Authority, Single Family
                    Mortgage 2000C3
        45,000   5.700%, 10/01/22 .......................................    Aa2/AA               45,287

                                                                            RATING
  PRINCIPAL                                                                MOODY'S/
    AMOUNT       REVENUE BONDS (CONTINUED)                                    S&P             VALUE
--------------   -------------------------------------------------------   --------       -------------
                 HOUSING (CONTINUED)
                 Colorado Housing Finance Authority, Single Family
                    Mortgage Subordinated 2000D
  $    125,000   5.400%, 10/01/12 .......................................     A1/A+        $     127,409
                 Denver, Colorado Single Family Mortgage Revenue
       100,000   5.000%, 11/01/15 GNMA Insured ..........................    NR/AAA              102,204
                                                                                           -------------
                 Total Housing ..........................................                      2,723,722
                                                                                           -------------
                 LEASE (12.6%)
                 Arapahoe County, Colorado COP Refunding
     1,000,000   4.250%, 02/15/19  AMBAC Insured ........................    Aaa/AAA           1,019,670
                 Aurora, Colorado COP
     2,105,000   5.250%, 12/01/13 AMBAC Insured Pre-refunded ............    Aaa/AAA           2,228,921
                 Broomfield, Colorado COP
     2,500,000   5.100%, 12/01/12 AMBAC Insured .........................    Aaa/NR            2,634,575
                 CMC Academic Facilities Leasing COP (Colorado
                    Mountain Jr. College District)
     2,200,000   4.375%, 08/01/20 MBIA Insured* .........................    NR/AAA            2,235,244
                 Colorado Educational & Cultural Facilities Authority
                    Revenue Refunding (Frontier Academy)
     1,300,000   4.375%, 06/01/19 CIFG Assurance North America,
                    Inc. Insured ........................................    Aaa/AAA           1,323,569
                 Denver, Colorado City and County COP (Roslyn Fire)
     1,835,000   5.000%, 12/01/15 .......................................    Aa2/AA            1,938,586
                 El Paso County, Colorado COP
     1,100,000   5.250%, 12/01/09 MBIA Insured ..........................    Aaa/AAA           1,147,487
                 El Paso County, Colorado COP (Judicial Building)
     1,760,000   5.000%, 12/01/16 AMBAC Insured .........................    Aaa/AAA           1,869,806
                 El Paso County, Colorado COP (Pikes Peak Regional
                    Development Authority)
     1,925,000   5.000%, 12/01/18 AMBAC Insured .........................    Aaa/AAA           2,058,095
                 Fort Collins, Colorado Lease COP Series A
     3,020,000   4.750%, 06/01/18 AMBAC Insured .........................    Aaa/NR            3,183,684
                 Fremont County, Colorado COP Refunding and
                    Improvement Series A
     2,075,000   5.000%, 12/15/18 MBIA Insured ..........................    Aaa/AAA           2,219,213
                 Golden, Colorado COP
     1,575,000   4.375%, 12/01/20 FGIC Insured ..........................    Aaa/AAA           1,620,281

                                                                            RATING
  PRINCIPAL                                                                MOODY'S/
    AMOUNT       REVENUE BONDS (CONTINUED)                                    S&P             VALUE
--------------   -------------------------------------------------------   --------       -------------
                 LEASE (CONTINUED)
                 Lakewood, Colorado COP
  $  1,440,000   5.200%, 12/01/13 AMBAC Insured Pre-Refunded ............    Aaa/AAA       $   1,522,181
                 Northern Colorado Water Conservancy District COP
     1,000,000   5.000%, 10/01/15 MBIA Insured ..........................    Aaa/AAA           1,065,570
                 Westminster, Colorado COP
     1,055,000   5.350%, 09/01/11 MBIA Insured ..........................    Aaa/AAA           1,109,575
                                                                                           -------------
                 Total Lease ............................................                     27,176,457
                                                                                           -------------
                 SALES TAX (13.5%)
                 Boulder, Colorado
     1,045,000   5.250%, 08/15/10 AMBAC Insured .........................    Aaa/AAA           1,087,072
                 Boulder, Colorado Open Space Acquisition
     1,250,000   5.500%, 08/15/12 .......................................    Aa1/AA+           1,328,887
                 Boulder, Colorado Open Space Capital Improvement
     3,065,000   5.000%, 07/15/16 MBIA Insured ..........................    Aaa/AAA           3,268,914
     1,630,000   5.000%, 07/15/17 MBIA Insured ..........................    Aaa/AAA           1,734,238
                 Boulder, Colorado Sales & Use Tax Open Space
                    Series A
     1,000,000   5.450%, 12/15/12 FGIC Insured Pre-Refunded .............    Aaa/AAA           1,059,980
                 City & County of Denver, Colorado Excise Tax Revenue
     2,000,000   5.375%, 09/01/10 FSA Insured ...........................    Aaa/AAA           2,088,100
                 Colorado Springs, Colorado Sales & Use Tax
                    Revenue Service Sales
     1,320,000   5.000%, 12/01/12 .......................................     A1/AA            1,367,599
                 Denver, Colorado City & County Excise Tax Revenue
     1,000,000   5.000%, 09/01/11 FSA Insured ...........................    Aaa/AAA           1,052,390
     2,260,000   5.000%, 09/01/12 FSA Insured Pre-Refunded ..............    Aaa/AAA           2,378,401
                 Douglas County, Colorado Sales & Use Tax Open
                    Space Revenue
     1,780,000   5.500%, 10/15/12 FSA Insured ...........................    Aaa/AAA           1,897,783
                 Golden, Colorado Sales & Use Tax
     1,265,000   5.000%, 12/01/12 AMBAC Insured .........................    Aaa/AAA           1,339,319
                 Jefferson County, Colorado Open Space Sales Tax
     1,245,000   5.000%, 11/01/11 FGIC Insured ..........................    Aaa/AAA           1,291,364
     1,600,000   5.000%, 11/01/13 AMBAC Insured .........................    Aaa/AAA           1,691,056
     1,080,000   5.000%, 11/01/14 AMBAC Insured .........................    Aaa/AAA           1,139,508
                 Lakewood, Colorado Sales & Use Tax Revenue
     1,040,000   5.250%, 12/01/09 .......................................    NR/AAA            1,083,441

                                                                            RATING
  PRINCIPAL                                                                MOODY'S/
    AMOUNT       REVENUE BONDS (CONTINUED)                                    S&P             VALUE
--------------   -------------------------------------------------------   --------       -------------
                 SALES TAX (CONTINUED)
                 Larimer County, Colorado Sales Tax Revenue
  $  1,000,000   5.500%, 12/15/12 AMBAC Insured .........................    Aaa/AAA       $   1,068,930
                 Longmont, Colorado Sales & Use Tax
     1,875,000   5.500%, 11/15/14 Pre-Refunded ..........................    NR/AA+            2,000,963
                 Thornton, Colorado Sales Tax
     1,000,000   5.000%, 09/01/14 FSA Insured ...........................    Aaa/AAA           1,053,360
                 Westminster, Colorado Sales Tax Revenue
     1,175,000   5.500%, 12/01/07 FGIC Insured ..........................    Aaa/AAA           1,194,940
                                                                                           -------------
                 Total Sales Tax ........................................                     29,126,245
                                                                                           -------------
                 TRANSPORTATION (4.5%)
                 Colorado Department of Transportation-Tax Revenue
                    Anticipation Note
     1,000,000   6.000%, 06/15/13 AMBAC Insured Pre-Refunded ............    Aaa/AAA           1,080,880
                 Northwest Parkway, Colorado Public Highway
                    Authority Series A
     2,515,000   5.150%, 06/15/14 AMBAC Insured .........................    Aaa/AAA           2,696,281
                 Regional Transportation District, Colorado COP
     1,190,000   5.000%, 06/01/15 AMBAC Insured .........................    Aaa/AAA           1,263,982
     1,510,000   4.850%, 06/01/18 AMBAC Insured .........................    Aaa/AAA           1,579,294
                 Regional Transportation District, Colorado Sales
                    Tax Revenue
     2,000,000   5.000%, 11/01/13 FGIC Insured ..........................    Aaa/AAA           2,109,220
     1,000,000   5.000%, 11/01/16 FGIC Insured Pre-Refunded .............    Aaa/AAA           1,057,550
                                                                                           -------------
                 Total Transportation                                                          9,787,207
                                                                                           -------------
                 WATER & SEWER (12.6%)
                 Boulder, Colorado Water & Sewer Revenue
     1,000,000   5.400%, 12/01/14 .......................................    Aa2/AA+           1,065,050
                 Boulder, Colorado Water & Sewer Revenue Series C
     2,420,000   4.500%, 12/01/18 .......................................    Aa2/AA+           2,519,051
                 Broomfield, Colorado Sewer and Waste Water Revenue
     1,985,000   5.000%, 12/01/15 AMBAC Insured .........................    Aaa/NR            2,119,146
     1,000,000   5.000%, 12/01/16 AMBAC Insured .........................    Aaa/NR            1,065,720
                 Broomfield, Colorado Water Activity Enterprise
     1,500,000   5.300%, 12/01/12 MBIA Insured ..........................    Aaa/NR            1,604,625
     1,730,000   5.250%, 12/01/13 MBIA Insured ..........................    Aaa/NR            1,844,924

                                                                            RATING
  PRINCIPAL                                                                MOODY'S/
    AMOUNT       REVENUE BONDS (CONTINUED)                                    S&P             VALUE
--------------   -------------------------------------------------------   --------       -------------
                 WATER & SEWER (CONTINUED)
                 Colorado Clean Water Revenue
  $    830,000   5.375%, 09/01/10 Pre-Refunded ..........................    Aaa/AAA       $     853,871
       170,000   5.375%, 09/01/10 .......................................    Aaa/AAA             174,889
                 Colorado Metro Wastewater Reclamation District
     1,270,000   5.250%, 04/01/09 .......................................    Aa2/AA            1,293,914
                 Colorado Water Resource & Power Development
                    Authority
     2,675,000   5.000%, 09/01/16 MBIA Insured** ........................    Aaa/AAA           2,893,815
     1,855,000   5.000%, 09/01/17 MBIA Insured ..........................    Aaa/AAA           2,000,339
                 Colorado Water Resource & Power Development
                    Authority Clean Water Revenue Series A
     1,375,000   5.000%, 09/01/12 Pre-Refunded ..........................    Aaa/AAA           1,454,997
       260,000   5.000%, 09/01/12 Un-Refunded portion ...................    Aaa/AAA             275,127
                 Colorado Water Resource & Power Development
                    Authority Clean Water Revenue Series B
       820,000   5.500%, 09/01/09 Pre-Refunded ..........................    Aaa/AAA             845,223
       180,000   5.500%, 09/01/09 Un-Refunded portion ...................    Aaa/AAA             185,360
                 Colorado Water Resource & Power Development
                    Authority Small Water Resource Series A
       600,000   5.550%, 11/01/13 FGIC Insured Un-Refunded portion ......    Aaa/AAA             640,320
       400,000   5.550%, 11/01/13 FGIC Insured Pre-Refunded .............    Aaa/AAA             427,324
                 Denver, Colorado City and County Wastewater
                    Revenue
     1,560,000   5.000%, 11/01/15 FGIC Insured ..........................    Aaa/AAA           1,663,631
                 Pueblo, Colorado Board Water Works
     1,000,000   5.500%, 11/01/10 FSA Insured ...........................    Aaa/AAA           1,066,540
                 Thornton, Colorado Water Enterprise Revenue
     1,445,000   4.500%, 12/01/18 MBIA Insured ..........................    Aaa/AAA           1,498,479
                 Ute, Colorado  Water Conservancy District
     1,570,000   5.500%, 06/15/12 MBIA Insured ..........................    Aaa/AAA           1,665,346
                                                                                           -------------
                 Total Water & Sewer ....................................                     27,157,691
                                                                                           -------------
                 MISCELLANEOUS REVENUE (2.0%)
                 Denver, Colorado City & County Helen Bonfils Project
     1,755,000   5.875%, 12/01/09 .......................................     NR/A+            1,789,819
                 South Suburban, Colorado Park & Recreational District
       350,000   6.000%, 11/01/07 .......................................    Baa2/NR             353,500

                                                                            RATING
  PRINCIPAL                                                                MOODY'S/
    AMOUNT       REVENUE BONDS (CONTINUED)                                    S&P             VALUE
--------------   -------------------------------------------------------   --------       -------------
                 MISCELLANEOUS REVENUE (CONTINUED)
                 Thornton, Colorado Development Authority Tax
                    Increment North Washington Street Urban
                    Renewal Project
  $  1,040,000   4.500%, 12/01/18 MBIA Insured ..........................    Aaa/AAA       $   1,078,490
                 Westminster, Colorado Golf Course Activity
     1,000,000   5.400%, 12/01/13 Radian Group, Inc. Insured ............     NR/AA            1,036,390
                                                                                           -------------
                 Total Miscellaneous Revenue ............................                      4,258,199
                                                                                           -------------
                 Total Revenue Bonds ....................................                    140,856,343
                                                                                           -------------
                 Total Investments (cost $208,764,120 - note 4) .........    100.1%          215,775,686
                 Other assets less liabilities ..........................     (0.1)            (310,736)
                                                                            -------        -------------
                 Net Assets .............................................    100.0%        $ 215,464,950
                                                                            =======        =============

                                                                PERCENT OF
      PORTFOLIO DISTRIBUTION BY QUALITY RATING (UNAUDITED)       PORTFOLIO
      ----------------------------------------------------       ---------
      Aaa of Moody's or AAA of S&P .......................         77.5%
      Aa of Moody's or AA of S&P .........................         17.6
      A of Moody's or S&P ................................          1.5
      Baa of Moody's or BBB of S&P .......................          0.2
      VMIG1 of Moody's or A1+ of S&P or F1 of Fitch ......          3.2
                                                                 ------
                                                                  100.0%
                                                                 ======

      *     Security purchased on a delayed delivery basis.
      **    Security  pledged  as  collateral  for the Fund's  delayed  delivery commitment.
      1     Rated by Fitch F1.

                           PORTFOLIO ABBREVIATIONS:
            -----------------------------------------------------------
            AMBAC   -   American Municipal Bond Assurance Corp.
            COP     -   Certificates of Participation
            CIFG    -   CDC IXIS Financial Guaranty
            ETM     -   Escrowed to Maturity
            FGIC    -   Financial Guaranty Insurance Co.
            FSA     -   Financial Security Assurance
            GNMA    -   Government National Mortgage Association
            MBIA    -   Municipal Bond Investors Assurance
            NR      -   Not Rated
            UCAR    -   University Corporation for Atmospheric Research
            VRDN    -   Variable Rate Demand Note
            XLCA    -   XL Capital Assurance

                 See accompanying notes to financial statements.

                           TAX-FREE FUND OF COLORADO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2006

ASSETS
   Investments at value (cost $208,764,120) ...........................................     $ 215,775,686
   Cash ...............................................................................           774,818
   Interest receivable ................................................................         1,535,993
   Receivable for Fund shares sold ....................................................           109,396
   Other assets .......................................................................            14,612
                                                                                            -------------
   Total assets .......................................................................       218,210,505
                                                                                            -------------
LIABILITIES
   Payable for investment securities purchased ........................................         2,243,890
   Dividends payable ..................................................................           152,252
   Payable for Fund shares redeemed ...................................................           141,804
   Management fee payable .............................................................            91,748
   Distribution and service fees payable ..............................................            36,365
   Accrued expenses ...................................................................            79,496
                                                                                            -------------
   Total liabilities ..................................................................         2,745,555
                                                                                            -------------
NET ASSETS ............................................................................     $ 215,464,950
                                                                                            =============
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share      $     208,732
   Additional paid-in capital .........................................................       208,765,401
   Net unrealized appreciation on investments (note 4) ................................         7,011,566
   Net realized loss on investments ...................................................          (542,312)
   Undistributed net investment income ................................................            21,563
                                                                                            $ 215,464,950
                                                                                            =============
CLASS A
   Net Assets .........................................................................     $ 197,926,289
                                                                                            =============
   Capital shares outstanding .........................................................        19,173,290
                                                                                            =============
   Net asset value and redemption price per share .....................................     $       10.32
                                                                                            =============
   Offering price per share (100/96 of $10.32 adjusted to nearest cent) ...............     $       10.75
                                                                                            =============
CLASS C
   Net Assets .........................................................................     $  11,759,707
                                                                                            =============
   Capital shares outstanding .........................................................         1,141,414
                                                                                            =============
   Net asset value and offering price per share .......................................     $       10.30
                                                                                            =============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ......................................     $       10.30*
                                                                                            =============
CLASS Y
   Net Assets .........................................................................     $   5,778,954
                                                                                            =============
   Capital shares outstanding .........................................................           558,448
                                                                                            =============
   Net asset value, offering and redemption price per share ...........................     $       10.35
                                                                                            =============

                 See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                             STATEMENT OF OPERATIONS
                          YEAR Ended DECEMBER 31, 2006

INVESTMENT INCOME:

     Interest income ......................................                      $  10,529,771

Expenses:

     Management fee (note 3) ..............................    $   1,156,263
     Distribution and service fees (note 3) ...............          225,653
     Transfer and shareholder servicing agent fees ........          179,971
     Trustees' fees and expenses (note 8) .................          130,111
     Legal fees (note 3) ..................................           68,704
     Shareholders' reports and proxy statements ...........           51,437
     Custodian fees .......................................           39,246
     Auditing and tax fees ................................           18,999
     Insurance ............................................           16,179
     Registration fees and dues ...........................           11,618
     Chief compliance officer (note 3) ....................            4,544
     Miscellaneous ........................................           38,661
                                                               -------------
     Total expenses .......................................        1,941,386

     Expenses paid indirectly (note 6) ....................          (20,900)
                                                               -------------
     Net expenses .........................................                          1,920,486
                                                                                 -------------
     Net investment income ................................                          8,609,285

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions          (296,973)
     Change in unrealized appreciation on investments .....       (1,494,446)
                                                               -------------
     Net realized and unrealized gain (loss) on investments                         (1,791,419)
                                                                                 -------------
     Net change in net assets resulting from operations ...                      $   6,817,866
                                                                                 =============

                See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31, 2006   DECEMBER 31, 2005
                                                            -----------------   -----------------
OPERATIONS:
     Net investment income ...............................    $   8,609,285       $   9,287,999
     Net realized gain (loss) from securities transactions         (296,973)            114,717
     Change in unrealized appreciation on investments ....       (1,494,446)         (5,760,022)
                                                              -------------       -------------
       Change in net assets from operations ..............        6,817,866           3,642,694
                                                              -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 10):
     Class A Shares:
     Net investment income ...............................       (8,364,068)         (8,882,147)

     Class C Shares:
     Net investment income ...............................         (376,548)           (433,040)

     Class Y Shares:
     Net investment income ...............................         (481,457)           (625,839)
                                                              -------------       -------------
       Change in net assets from distributions ...........       (9,222,073)         (9,941,026)
                                                              -------------       -------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
     Proceeds from shares sold ...........................       16,194,654          21,108,886
     Reinvested dividends and distributions ..............        5,247,141           5,684,989
     Cost of shares redeemed .............................      (49,357,648)        (31,598,529)
                                                              -------------       -------------
     Change in net assets from capital share transactions       (27,915,853)         (4,804,654)
                                                              -------------       -------------
       Change in net assets ..............................      (30,320,060)        (11,102,986)

NET ASSETS:
     Beginning of period .................................      245,785,010         256,887,996
                                                              -------------       -------------
     End of period* ......................................      215,464,950       $ 245,785,010
                                                              =============       =============
   *  Includes undistributed net investment income of: ...    $      21,563       $      24,089
                                                              =============       =============

                See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION

      Tax-Free Fund of Colorado (the "Fund"), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 30, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998, the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. Class I Shares are sold at net asset value without any sales charge, redemption fees, or contingent deferred sales charge. Class I Shares carry a distribution and service fee. As of the report date no Class I Shares were outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If market quotations or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) MULTIPLE CLASS ALLOCATIONS: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) RECLASSIFICATION OF CAPITAL ACCOUNTS: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. On December 31, 2006 the Fund increased undistributed net investment income by $610,262 and decreased additional paid-in capital by $610,262 due primarily to differing book/tax treatment of distributions and bond amortization.

g) NEW ACCOUNTING PRONOUNCEMENTS: In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required to be implemented no later than June 29, 2007 and is to be applied to all open tax years as of that date. At this time, management does not believe the adoption of FIN 48 will result in any material impact on the Fund's financial statements.

      In  September  2006,  FASB issued  FASB  Statement  No.  157,  "Fair Value
      Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on the Fund's financial statements.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's average net assets.

      Kirkpatrick Pettis Capital Management, Inc. (the "Sub-Adviser"), a wholly-owned subsidiary of the Davidson Companies, serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% on the Fund's average net assets.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the effect of the Fund's payments under its Distribution Plan, as described below, on the above management fees and as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund currently makes payment of this distribution fee at the annual rate of 0.05 of 1% of the Fund's average net assets represented by Class A Shares. The Board of Trustees and shareholders approved an amendment to the Fund's Distribution Plan applicable to Class A Shares which permits the Fund to make service fee payments at the rate of up to
0.15 of 1% on the entire net assets represented by Class A Shares. For the year ended December 31, 2006, distribution fees on Class A Shares amounted to $103,635 of which the Distributor retained $3,496.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's average net assets represented by Class C Shares and for the year ended December 31, 2006, amounted to $91,514. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25 of 1% of the Fund's average net assets represented by Class C Shares and for the year ended December 31, 2006 amounted to $30,504. The total of these payments with respect to Class C Shares amounted to $122,018 of which the Distributor retained $28,385.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Colorado, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 2006, total commissions on sales of Class A Shares amounted to $266,785 of which the Distributor received $49,437.

c) OTHER RELATED PARTY TRANSACTIONS:

      For the year ended December 31, 2006, the Fund incurred $67,122 of legal fees allocable to Hollyer Brady Barrett & Hines LLP, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a Partner at that firm.

4. PURCHASES AND SALES OF SECURITIES

      During the year ended December 31, 2006, purchases of securities and proceeds from the sales of securities aggregated $17,100,030 and $48,901,751, respectively.

      At December 31, 2006, the aggregate tax cost for all securities was $208,742,557. At December 31, 2006 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $7,118,340 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $85,211 for a net unrealized appreciation of $7,033,129.

5. PORTFOLIO ORIENTATION

      Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers' ability to meet their obligations.

6. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

7. CAPITAL SHARE TRANSACTIONS

      Transactions in Capital Shares of the Fund were as follows:

                                               YEAR ENDED                        YEAR ENDED
                                           DECEMBER 31, 2006                 DECEMBER 31, 2005
                                     -----------------------------     -----------------------------
                                         SHARES          AMOUNT           SHARES           AMOUNT
                                     ------------     ------------     ------------     ------------
CLASS A SHARES:
    Proceeds from shares sold ...       1,276,887     $ 13,173,965        1,666,823     $ 17,582,759
    Reinvested distributions ....         473,577        4,889,312          489,086        5,154,342
    Cost of shares redeemed .....      (3,504,597)     (36,133,383)      (2,390,628)     (25,145,318)
                                     ------------     ------------     ------------     ------------
        Net change ..............      (1,754,133)     (18,070,106)        (234,719)      (2,408,217)
                                     ------------     ------------     ------------     ------------
CLASS C SHARES:
    Proceeds from shares sold ...         119,840        1,233,789          150,827        1,588,430
    Reinvested distributions ....          18,176          187,305           21,343          224,529
    Cost of shares redeemed .....        (246,633)      (2,541,592)        (348,748)      (3,664,214)
                                     ------------     ------------     ------------     ------------
        Net change ..............        (108,617)      (1,120,498)        (176,578)      (1,851,255)
                                     ------------     ------------     ------------     ------------
CLASS Y SHARES:
    Proceeds from shares sold ...         172,601        1,786,900          182,878        1,937,697
    Reinvested distributions ....          16,528          170,524           28,938          306,118
    Cost of shares redeemed .....      (1,035,385)     (10,682,673)        (265,014)      (2,788,997)
                                     ------------     ------------     ------------     ------------
        Net change ..............        (846,256)      (8,725,249)         (53,198)        (545,182)
                                     ------------     ------------     ------------     ------------
Total transactions in Fund shares      (2,709,006)    $(27,915,853)        (464,495)    $ (4,804,654)
                                     ============     ============     ============     ============

8. TRUSTEES' FEES AND EXPENSES

      At December 31, 2006 there were 7 Trustees, one of which is affiliated with the Manager and is not paid any fees. The total amount of Trustees' service and attendance fees paid during the year ended December 31, 2006 was $90,375, to cover carrying out their responsibilities and attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting. When additional or special meetings are held, the meeting fees are paid to those Trustees in attendance. Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended December 31, 2006, such meeting-related expenses amounted to $39,736.

9. SECURITIES TRADED ON A WHEN-ISSUED BASIS

      The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

      The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. However, due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. At December 31, 2006, the Fund had a capital loss carryover of $542,312 of which $245,339 expires in 2012 and $296,973 expires in 2014. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss carryover is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

      The tax character of distributions:

                                                 Year Ended December 31,
                                                 2006              2005
                                              ----------        ----------
      Net tax-exempt income ..........        $8,611,722        $9,394,426
      Ordinary income ................           610,351           546,600
                                              ----------        ----------
                                              $9,222,073        $9,941,026
                                              ==========        ==========

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

      Unrealized appreciation                 $7,033,129
      Accumulated net realized loss             (542,312)
                                              ----------
                                              $6,490,817
                                              ==========

      The difference between book basis and tax basis unrealized appreciation is attributable primarily to premium/discount adjustments.

                            TAX-FREE FUND OF COLORADO
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                         Class A
                                                               ------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                               ------------------------------------------------------------
                                                                 2006         2005         2004         2003         2002
                                                               --------     --------     --------     --------     --------
Net asset value, beginning of period .......................   $  10.42     $  10.68     $  10.84     $  10.82     $  10.32
                                                               --------     --------     --------     --------     --------
Income (loss) from investment operations:
    Net investment income+ .................................       0.39         0.39         0.40         0.41         0.43
    Net gain (loss) on securities (both realized
        and unrealized) ....................................      (0.07)       (0.23)       (0.13)        0.05         0.52
                                                               --------     --------     --------     --------     --------
    Total from investment operations .......................       0.32         0.16         0.27         0.46         0.95
                                                               --------     --------     --------     --------     --------
Less distributions (note 10):
    Dividends from net investment income ...................      (0.42)       (0.42)       (0.43)       (0.44)       (0.45)
    Distributions from capital gains .......................         --           --           --           --           --
                                                               --------     --------     --------     --------     --------
    Total distributions ....................................      (0.42)       (0.42)       (0.43)       (0.44)       (0.45)
                                                               --------     --------     --------     --------     --------
Net asset value, end of period .............................   $  10.32     $  10.42     $  10.68     $  10.84     $  10.82
                                                               ========     ========     ========     ========     ========
Total return (not reflecting sales charge) .................       3.11%        1.53%        2.57%        4.32%        9.36%

Ratios/supplemental data
    Net assets, end of period (in thousands) ...............   $197,926     $218,111     $226,070     $233,109     $215,195
    Ratio of expenses to average net assets ................       0.79%        0.79%        0.75%        0.74%        0.75%
    Ratio of net investment income to average net assets ...       3.76%        3.73%        3.76%        3.81%        4.05%
    Portfolio turnover rate ................................       7.48%       10.57%       12.55%        6.16%        6.95%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ................       0.78%        0.79%        0.74%        0.74%        0.74%

----------
+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

                                                                              Class C
                                                    ------------------------------------------------------------
                                                                      Year Ended December 31,
                                                    ------------------------------------------------------------
                                                      2006         2005         2004         2003         2002
                                                    --------     --------     --------     --------     --------
Net asset value, beginning of period ............   $  10.40     $  10.66     $  10.82     $  10.80     $  10.30
                                                    --------     --------     --------     --------     --------
Income (loss) from investment operations:
    Net investment income+ ......................       0.29         0.29         0.30         0.31         0.31
    Net gain (loss) on securities (both
       realized and unrealized) .................      (0.07)       (0.23)       (0.13)        0.04         0.53
                                                    --------     --------     --------     --------     --------
    Total from investment operations ............       0.22         0.06         0.17         0.35         0.84
                                                    --------     --------     --------     --------     --------
Less distributions (note 10):
    Dividends from net investment income ........      (0.32)       (0.32)       (0.33)       (0.33)       (0.34)
    Distributions from capital gains ............         --           --           --           --
                                                    --------     --------     --------     --------     --------
    Total distributions .........................      (0.32)       (0.32)       (0.33)       (0.33)       (0.34)
                                                    --------     --------     --------     --------     --------
Net asset value, end of period ..................   $  10.30     $  10.40     $  10.66     $  10.82     $  10.80
                                                    ========     ========     ========     ========     ========
Total return (not reflecting sales charge) ......       2.14%        0.57%        1.60%        3.33%        8.32%

Ratios/supplemental data
    Net assets, end of period (in thousands) ....   $ 11,760     $ 13,003     $ 15,210     $ 15,820     $  9,109
    Ratio of expenses to average net assets .....       1.74%        1.74%        1.70%        1.69%        1.68%
    Ratio of net investment income to average
       net assets ...............................       2.81%        2.78%        2.81%        2.83%        2.99%
    Portfolio turnover rate .....................       7.48%       10.57%       12.55%        6.16%        6.95%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets .....       1.73%        1.74%        1.69%        1.68%        1.67%

                                                                             Class Y
                                                    ------------------------------------------------------------
                                                                       Year Ended December 31,
                                                    ------------------------------------------------------------
                                                      2006         2005         2004         2003         2002
                                                    --------     --------     --------     --------     --------
Net asset value, beginning of period ............   $  10.44     $  10.71     $  10.86     $  10.84     $  10.33
                                                    --------     --------     --------     --------     --------
Income (loss) from investment operations:
    Net investment income+ ......................       0.40         0.40         0.41         0.42         0.44
    Net gain (loss) on securities (both
       realized and unrealized) .................      (0.07)       (0.24)       (0.12)        0.04         0.52
                                                    --------     --------     --------     --------     --------
    Total from investment operations ............       0.33         0.16         0.29         0.46         0.96
                                                    --------     --------     --------     --------     --------
Less distributions (note 10):
    Dividends from net investment income ........      (0.42)       (0.43)       (0.44)       (0.44)       (0.45)
    Distributions from capital gains ............         --           --           --           --
                                                    --------     --------     --------     --------     --------
    Total distributions .........................      (0.42)       (0.43)       (0.44)       (0.44)       (0.45)
                                                    --------     --------     --------     --------     --------
Net asset value, end of period ..................   $  10.35     $  10.44     $  10.71     $  10.86     $  10.84
                                                    ========     ========     ========     ========     ========
Total return (not reflecting sales charge) ......       3.26%        1.49%        2.73%        4.37%        9.50%
Ratios/supplemental data
    Net assets, end of period (in thousands) ....   $  5,779     $ 14,671     $ 15,608     $ 13,760     $  7,482
    Ratio of expenses to average net assets .....       0.75%        0.74%        0.70%        0.69%        0.69%
    Ratio of net investment income to average
       net assets ...............................       3.82%        3.77%        3.81%        3.85%        4.07%
    Portfolio turnover rate .....................       7.48%       10.57%       12.55%        6.16%        6.95%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets .....       0.74%        0.74%        0.69%        0.69%        0.69%

----------
+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The table below is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

SIX MONTHS ENDED DECEMBER 31, 2006

                        ACTUAL
                    TOTAL RETURN      BEGINNING       ENDING          EXPENSES
                       WITHOUT         ACCOUNT        ACCOUNT       PAID DURING
                   SALES CHARGES(1)     VALUE          VALUE       THE PERIOD(2)
--------------------------------------------------------------------------------
Class A                  3.25%        $1,000.00      $1,032.50       $    3.94
--------------------------------------------------------------------------------
Class C                  2.76%        $1,000.00      $1,027.60       $    8.79
--------------------------------------------------------------------------------
Class Y                  3.37%        $1,000.00      $1,033.70       $    3.74
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.77%, 1.72% AND 0.73% FOR THE FUND'S CLASS A, C AND Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

SIX MONTHS ENDED DECEMBER 31, 2006

               HYPOTHETICAL
                ANNUALIZED       BEGINNING          ENDING            EXPENSES
                   TOTAL          ACCOUNT           ACCOUNT         PAID DURING
                  RETURN           VALUE             VALUE         THE PERIOD(1)
--------------------------------------------------------------------------------
Class A            5.00%         $1,000.00         $1,021.32         $    3.92
--------------------------------------------------------------------------------
Class C            5.00%         $1,000.00         $1,016.53         $    8.74
--------------------------------------------------------------------------------
Class Y            5.00%         $1,000.00         $1,021.53         $    3.72
--------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.77%, 1.72% AND 0.73% FOR THE FUND'S CLASS A, C AND Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila Group of Funds(SM) produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent the entire list of portfolio securities of your Fund twice a year in the semi-annual and annual reports you receive. Additionally, we prepare, and have available, portfolio listings at the end of each quarter. Whenever you may be interested in seeing a listing of your Fund's portfolio other than in your shareholder reports, please check our website at http://www.aquilafunds.com or call us at 1-800-437-1020.

      The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC or by calling 800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY VOTING RECORD (UNAUDITED)

      The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2006 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

      This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

      For the calendar year ended December 31, 2006, $8,611,722 of dividends paid by Tax-Free Fund of Colorado, constituting 93.38% of total dividends paid during calendar 2006, were exempt-interest dividends and the balance were ordinary dividend income.

      Prior to January 31, 2007, shareholders will be mailed IRS Form 1099-DIV which will contain information on the status of distributions paid for the 2006 CALENDAR YEAR.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)
TRUSTEES(1) AND OFFICERS

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   FUND AND        PRINCIPAL                                       COMPLEX         (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
INTERESTED TRUSTEES(4)

Diana P. Herrmann       Trustee         Vice Chair and Chief Executive Officer of          12           ICI Mutual Insurance
New York, NY            since 2000      Aquila Management Corporation, Founder of the                   Company
(02/25/58)              and President   Aquila Group of Funds(SM) (5) and parent of
                        since 1999      Aquila Investment Management LLC, Manager,
                                        since 2004, President and Chief Operating
                                        Officer since 1997, a Director since 1984,
                                        Secretary since 1986 and previously its
                                        Executive Vice President, Senior Vice
                                        President or Vice President, 1986-1997; Chief
                                        Executive Officer and Vice Chair since 2004
                                        and President, Chief Operating Officer and
                                        Manager of the Manager since 2003; Chair,
                                        Vice Chair, President, Executive Vice
                                        President or Senior Vice President of funds
                                        in the Aquila Group of Funds(SM) since 1986;
                                        Director of the Distributor since 1997;
                                        trustee, Reserve Money-Market Funds,
                                        1999-2000 and Reserve Private Equity Series,
                                        1998-2000; Governor, Investment Company
                                        Institute and head of its Small Funds
                                        Committee since 2004; active in charitable
                                        and volunteer organizations.

NON-INTERESTED TRUSTEES

Anne J. Mills           Chair of the    President, Loring Consulting Company since          4           None
Castle Rock, CO         Board of        2001; Vice President for Business Management
(12/23/38)              Trustees        and CFO, Ottawa University, since 2006, Vice
                        since 2005      President for Business Affairs, 1992-2001;
                        and Trustee     IBM Corporation, 1965-1991; currently active
                        since 1987      with various charitable educational and
                                        religious organizations.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   FUND AND        PRINCIPAL                                       COMPLEX         (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
Tucker Hart Adams       Trustee         President, The Adams Group, Inc., an economic       2           Director, Colorado
Colorado Springs,       since 1989      consulting firm, since 1989; formerly Chief                     Health Facilities
CO                                      Economist, United Banks of Colorado;                            Authority
(01/11/38)                              currently or formerly active with numerous
                                        professional and community organizations.

Thomas A. Christopher   Trustee         Vice President of Robinson, Hughes &                3           None
Danville, KY            since 2004      Christopher, C.P.A.s, P.S.C., since 1977;
(12/19/47)                              President, A Good Place for Fun, Inc., a
                                        sports facility, since 1987; currently or
                                        formerly active with various professional and
                                        community organizations.

Gary C. Cornia          Trustee         Director, Romney Institute of Public                4           None
Orem, UT                since 2000      Management, Marriott School of Management,
(06/24/48)                              Brigham Young University, 2004 - present;
                                        Professor, Marriott School of Management,
                                        1980 - present; Past President, the National
                                        Tax Association; Fellow, Lincoln Institute of
                                        Land Policy, 2002 - present; Associate Dean,
                                        Marriott School of Management, Brigham Young
                                        University, 1991-2000; Utah Governor's Tax
                                        Review Committee since 1993.

Lyle W. Hillyard        Trustee         President of the law firm of Hillyard,              2           None
Logan, UT               since 2006      Anderson & Olsen, Logan, Utah, since 1967;
(09/25/40)                              member of Utah Senate, 1985 to present, in
                                        the following positions: President, 2000,
                                        Senate Majority Leader, 1999-2000, Assistant
                                        Majority Whip, 1995-1998; served as Chairman
                                        of the following Senate Committees: Tax and
                                        Revenue, Senate Judiciary Standing, Joint
                                        Executive Appropriations, and Senate Rules;
                                        currently serves as Co-Chair, Joint Executive
                                        Appropriations.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   FUND AND        PRINCIPAL                                       COMPLEX         (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
John C. Lucking         Trustee         President, Econ-Linc, an economic consulting        3           Director, Sanu Resources
Phoenix, AZ             since 2000      firm, since 1995; formerly Consulting
(05/20/43)                              Economist, Bank One Arizona and Chief
                                        Economist, Valley National Bank; member,
                                        Arizona's Joint Legislative Budget Committee
                                        Economic Advisory Panel and the Western Blue
                                        Chip Economic Forecast Panel; Board, Northern
                                        Arizona University Foundation since 1997;
                                        member, various historical, civic and
                                        economic associations.

OTHER INDIVIDUALS

TRUSTEES EMERITUS(6)

Lacy B. Herrmann        Founder and     Founder and Chairman of the Board, Aquila          N/A          N/A
New York, NY            Chairman        Management Corporation, the sponsoring
(05/12/29)              Emeritus        organization and parent of the Manager or
                        since 2005;     Administrator and/or Adviser or Sub-Adviser
                        Chairman        to each fund of the Aquila Group of
                        of the Board    Funds(SM); Chairman of the Manager or
                        of Trustees,    Administrator and/or Adviser or Sub-Adviser
                        1987-2004       to each since 2004; Founder and Chairman
                                        Emeritus of each fund in the Aquila Group of
                                        Funds(SM); previously Chairman and a Trustee
                                        of each fund in the Aquila Group of Funds(SM)
                                        since its establishment until 2004 or 2005;
                                        Director of the Distributor since 1981 and
                                        formerly Vice President or Secretary,
                                        1981-1998; Trustee Emeritus, Brown University
                                        and the Hopkins School; active in university,
                                        school and charitable organizations.

J. William Weeks        Trustee         Retired; limited partner in real estate            N/A          N/A
Palm Beach, FL          Emeritus        partnerships Alex, Brown & Sons No. 1 and 2;
(06/22/27)              since 2006      formerly Senior Vice President or Vice
                                        President of the Aquila Municipal Bond Funds;
                                        and Vice President of the Distributor.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   FUND AND        PRINCIPAL                                       COMPLEX         (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
OFFICERS

Charles E. Childs, III  Executive       Executive Vice President of all funds in the       N/A          N/A
New York, NY            Vice President  Aquila Group of Funds(SM) and the Manager and
(04/01/57)              since 2003      the Manager's parent since 2003; formerly
                                        Senior Vice President, corporate development,
                                        Vice President, Assistant Vice President and
                                        Associate of the Manager's parent since 1987;
                                        Senior Vice President, Vice President or
                                        Assistant Vice President of the Aquila
                                        Money-Market Funds, 1988-2003.

Stephen J. Caridi       Senior Vice     Vice President of the Distributor since 1995;      N/A          N/A
New York, NY            President       Vice President, Hawaiian Tax-Free Trust since
(05/06/61)              since 2004      1998; Senior Vice President, Narragansett
                                        Insured Tax-Free Income Fund since 1998, Vice
                                        President 1996-1997; Senior Vice President,
                                        Tax-Free Fund of Colorado since 2004; Vice
                                        President, Aquila Rocky Mountain Equity Fund
                                        since 2006.

Jerry G. McGrew         Senior Vice     President of the Distributor since 1998,           N/A          N/A
New York, NY            President       Registered Principal since 1993, Senior Vice
(06/18/44)              since 1997      President, 1997-1998 and Vice President,
                                        1993-1997; Senior Vice President, Aquila
                                        Three Peaks High Income Fund, Aquila Rocky
                                        Mountain Equity Fund and five Aquila
                                        Municipal Bond Funds; Vice President,
                                        Churchill Cash Reserves Trust, 1995-2001.

Emily T. Rae            Vice President  Vice President of Aquila Rocky Mountain            N/A          N/A
Aurora, CO              since 2002      Equity Fund and Tax-Free Fund of Colorado
(03/02/74)                              since 2002; investment analyst, Colorado
                                        State Bank and Trust, 2001-02; financial
                                        analyst, J.P. Morgan, 2000-01, senior
                                        registered associate, Kirkpatrick Pettis,
                                        1998-2000.

Robert W. Anderson      Chief           Chief Compliance Officer of the Fund and each      N/A          N/A
New York, NY            Compliance      of the other funds in the Aquila Group of
(08/23/40)              Officer since   Funds(SM), the Manager and the Distributor
                        2004 and        since 2004, Compliance Officer of the Manager
                        Assistant       or its predecessor and current parent
                        Secretary       1998-2004; Assistant Secretary of the Aquila
                        since 2000      Group of Funds(SM) since 2000.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   FUND AND        PRINCIPAL                                       COMPLEX         (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
Joseph P. DiMaggio      Chief           Chief Financial Officer of the Aquila Group        N/A          N/A
New York, NY            Financial       of Funds(SM) since 2003 and Treasurer since
(11/06/56)              Officer         2000.
                        since 2003
                        and Treasurer
                        since 2000

Edward M. W. Hines      Secretary       Hollyer Brady Barrett & Hines LLP, legal           N/A          N/A
New York, NY            since 1987      counsel to the Fund, since 1989; Secretary of
(12/16/39)                              the Aquila Group of Funds(SM).

John M. Herndon         Assistant       Assistant Secretary of the Aquila Group of         N/A          N/A
New York, NY            Secretary       Funds(SM) since 1995 and Vice President of
(12/17/39)              since 1995      the three Aquila Money-Market Funds since
                                        1990; Vice President of the Manager or its
                                        predecessor and current parent since 1990.

Lori A. Vindigni        Assistant       Assistant Treasurer of the Aquila Group of         N/A          N/A
New York, NY            Treasurer       Funds(SM) since 2000; Assistant Vice
(11/02/66)              since 2000      President of the Manager or its predecessor
                                        and current parent since 1998; Fund
                                        Accountant for the Aquila Group of Funds(SM),
                                        1995-1998.

----------
(1)   The  Fund's  Statement  of  Additional   Information  includes  additional
      information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/oTax-Free Fund of Colorado, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds(SM)."

(6)   A Trustee Emeritus may attend Board meetings but has no voting power.

--------------------------------------------------------------------------------

PRIVACY NOTICE (UNAUDITED)

                            TAX-FREE FUND OF COLORADO

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

INFORMATION WE COLLECT. "Non-public personal information" is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund's transfer agent, distributor, investment adviser or sub-adviser, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

NON-CALIFORNIA RESIDENTS: We also may disclose some of this information to another fund in the Aquila Group of Funds(SM) (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds(SM) or new services we are offering that may be of interest to you.

CALIFORNIA RESIDENTS ONLY: In addition, unless you "opt-out" of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds(SM) (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds(SM) or new services we are offering that may be of interest to you.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

                            AQUILA DISTRIBUTORS, INC.
                        AQUILA INVESTMENT MANAGEMENT LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FOUNDERS
  Lacy B. Herrmann, Chairman Emeritus
  Aquila Management Corporation

MANAGER
  AQUILA INVESTMENT MANAGEMENT LLC
  380 Madison Avenue, Suite 2300
  New York, New York 10017

INVESTMENT SUB-ADVISER
  KIRKPATRICK PETTIS CAPITAL
  MANAGEMENT, INC.
  1600 Broadway, Suite 1100
  Denver, Colorado 80202

BOARD OF TRUSTEES
  Anne J. Mills, Chair
  Gary C. Cornia, Vice Chair
  Tucker Hart Adams
  Thomas A. Christopher
  Diana P. Herrmann
  Lyle W. Hillyard
  John C. Lucking

TRUSTEE EMERITUS
  J. William Weeks

OFFICERS
  Diana P. Herrmann, President
  Stephen J. Caridi, Senior Vice President
  Emily T. Rae, Vice President
  Robert W. Anderson, Chief Compliance Officer
  Joseph P. DiMaggio, Chief Financial Officer and Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
  PFPC Inc.
  101 Sabin Street
  Pawtucket, RI 02860

CUSTODIAN
  JPMORGAN CHASE BANK, N.A.
  1111 Polaris Parkway
  Columbus, Ohio 43240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  Tait, Weller & Baker LLP
  1818 Market Street, Suite 2400
  Philadelphia, PA 19103

Further information is contained in the Prospectus, which must precede or accompany this report.


ITEM 2.  CODE OF ETHICS.

(a) As of December 31, 2006 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(ii) The Board of Trustees of the Fund has determined that it does not have at least one audit committee financial expert serving on its audit committee. The Fund does not have such a person serving on the audit committee because none of the persons currently serving as Trustees happens to have the technical accounting and auditing expertise included in the definition of "audit committee financial expert" recently adopted by the Securities and Exchange Commission in connection with this Form N-CSR, and the Board has not heretofore deemed it necessary to seek such a person for election to the Board.

The primary mission of the Board, which is that of oversight over the operations and affairs of the Fund, confronts the Trustees with a wide and expanding range of issues and responsibilities. The
Trustees believe that, accordingly, it is essential that the Board's membership consist of persons with as extensive experience as possible in fulfilling the duties and responsibilities of mutual fund directors and audit committee members and, ideally, with extensive experience and background relating to the economic and financial sectors and securities in which the Fund invests, including exposure to the financial and accounting matters commonly encountered with respect to those sectors and securities. The Board believes that its current membership satisfies those criteria. It recognizes that it would also be helpful to have a member with the relatively focused accounting and auditing expertise reflected in the applicable definition of "audit committee financial expert," just as additional members with similarly focused technical expertise in other areas relevant to the Fund's operations and affairs would also contribute added value. However, the Board believes that the Fund is better served, and its assets better employed, by a policy of hiring experts in various the specialized area of technical accounting and auditing matters, if and as the Board identifies the need, rather than by seeking to expand its numbers by adding technical experts in the areas constituting its domain of responsibility. The Fund's Audit Committee Charter explicitly authorizes the Committee to retain such experts as it deems necessary in fulfilling its duties under the Charter.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $18,000 in 2005 and $18,000 in 2006.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees - The Registrant was billed by the principal accountant $3,000 and $3,000 in 2005 and 2006, respectively, for return preparation and tax compliance.

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

	Included in Item 1 above

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   	Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.  EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

 (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.



SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAX-FREE FUND OF COLORADO


By:  /s/  Diana P. Herrmann
- - ---------------------------------
President and Trustee
March 9, 2007



By:  /s/  Joseph P. DiMaggio
- - -----------------------------------
Chief Financial Officer and Treasurer
March 9, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
- - ---------------------------------
Diana P. Herrmann
President and Trustee
March 9, 2007



By:  /s/  Joseph P. DiMaggio
- - -----------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
March 9, 2007




TAX-FREE FUND OF COLORADO

EXHIBIT INDEX


(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.